As Filed with the Securities and Exchange Commission on September 28, 2001
                                  Registration Nos. 333-28679; 811-5626
-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   Pre-Effective Amendment No. ___                                     [ ]
   Post-Effective Amendment No. 12                                     [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   Amendment No. 133                                                   [X]
                        (Check appropriate box or boxes)

                               SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               (Name of Depositor)

                             1475 Dunwoody Drive
                               West Chester, PA        19380-1478
(Address of Depositor's Principal Executive Offices)   (Zip Code)
Depositor's Telephone Number, including Area Code (610) 425-3400

Linda E. Senker, Esq.                       COPY TO:
Golden American Life Insurance Company      Stephen E. Roth, Esq.
1475 Dunwoody Drive                         Sutherland Asbill & Brennan LLP
West Chester, PA  19380-1478                1275 Pennsylvania Avenue, N.W.
(610) 425-3516                              Washington, D.C. 20004-2415
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practical after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box):
          [X]  immediately upon filing pursuant to paragraph (b) of Rule 485
          [ ]  on (date) pursuant to paragraph (b) of Rule 485
          [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
     Deferred Combination Variable and Fixed Annuity Contracts

                           PARTS A AND B

Form 2 of the Profile, Prospectus and Statement of Additional Information dated September 4, 2001 are incorporated into Parts A and B, respectively, of this Post-Effective Amendment No. 12 by reference to Registrant's filing under Rule 485(b) of Post-Effective Amendment No. 11 to Registration Statement on Form N-4 (File No. 333-28679), dated September 4, 2001.

The following unaudited financial statements of Golden American Life Insurance Company, for the six-month period ending June 30, 2001, supplement information in the foregoing Prospectus.

--------------------------------------------------------------------------------
    UNAUDITED FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                  (Dollars in thousands, except per share data)


                                                                                June 30, 2001         December 31, 2000
                                                                                -------------         -----------------
ASSETS
Investments:

   Fixed maturities, available for sale, at fair value
     (cost: 2001 - $1,226,036; 2000 - $798,751)........................           $ 1,231,210             $   792,578
   Equity securities, at fair value
     (cost: 2001 - $66; 2000 - $8,611)...................................                  58                   6,791
   Mortgage loans on real estate.......................................               150,620                  99,916
   Policy loans........................................................                13,910                  13,323
   Short-term investments..............................................                30,297                  17,102
                                                                                  -----------             -----------
Total investments......................................................             1,426,095                 929,710

Cash and cash equivalents..............................................               140,894                 152,880
Reinsurance recoverable................................................                21,975                  19,331
Reinsurance recoverable from affiliate.................................                21,400                  14,642
Due from affiliates....................................................                    68                  38,786
Accrued investment income..............................................                16,364                   9,606
Deferred policy acquisition costs......................................               624,624                 635,147
Value of purchased insurance in force .................................                22,286                  25,942
Current income taxes recoverable.......................................                   221                     511
Deferred income tax asset..............................................                   994                   9,047
Property and equipment, less allowances for depreciation of
   $8,298 in 2001 and $5,638 in 2000...................................                11,384                  14,404
Goodwill, less accumulated amortization of $13,853 in 2001
   and $11,964 in 2000.................................................               137,274                 139,163
Other assets...........................................................                54,367                  32,019
Separate account assets................................................            10,370,337               9,831,489
                                                                                  -----------             -----------
Total assets...........................................................           $12,848,283             $11,852,677
                                                                                  ===========             ===========

LIABILITIES AND STOCKHOLDER'S EQUITY Policy liabilities and accruals:

   Future policy benefits:
     Annuity and interest sensitive life products......................           $ 1,456,796             $ 1,062,891
     Unearned revenue reserve..........................................                 6,550                   6,817
   Other policy claims and benefits....................................                   177                      82
                                                                                  -----------             -----------
                                                                                    1,463,523               1,069,790

Surplus notes..........................................................               245,000                 245,000
Revolving note payable.................................................                 1,400                      --
Due to affiliates......................................................                15,121                  19,887
Other liabilities......................................................               111,405                  69,374
Separate account liabilities...........................................            10,370,337               9,831,489
                                                                                  -----------             -----------
                                                                                   12,206,786              11,235,540
Commitments and contingencies
Stockholder's equity:

   Common stock, par value $10 per share, authorized, issued,
   and outstanding  250,000 shares.....................................                 2,500                   2,500
   Additional paid-in capital..........................................               590,640                 583,640
   Accumulated other comprehensive income (loss).......................                 1,179                  (4,046)
   Retained earnings ..................................................                47,178                  35,043
                                                                                  -----------             -----------
Total stockholder's equity.............................................               641,497                 617,137
                                                                                  -----------             -----------
Total liabilities and stockholder's equity.............................           $12,848,283             $11,852,677
                                                                                  ===========             ===========

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (Dollars in thousands)

                                                                                 For the Six             For the Six
                                                                                Months Ended             Months Ended
                                                                                June 30, 2001            June 30, 2000
                                                                                -------------            -------------
Revenues:
   Annuity and interest sensitive life product charges.................         $    84,284              $   69,734
   Management fee revenue..............................................              12,438                   9,856
   Net investment income...............................................              42,771                  31,775
                                                                                -----------              ----------
   Realized losses on investments......................................              (1,919)                 (2,637)
                                                                                    137,574                 108,728

Insurance benefits and expenses: Annuity and interest sensitive life benefits:

   Interest credited to account balances...............................              90,153                 100,068
   Benefit claims incurred in excess of account balances...............               2,851                   3,211
   Underwriting, acquisition, and insurance expenses:
   Commissions.........................................................             108,600                 112,158
   General expenses....................................................              56,989                  40,179
   Insurance taxes, state licenses, and fees...........................               3,528                   2,910
     Policy acquisition costs deferred.................................             (24,925)                (97,724)
     Amortization:
       Deferred policy acquisition costs...............................              29,632                  35,757
     Value of purchased insurance in force.............................               2,175                   2,278
     Goodwill..........................................................               1,889                   1,889
   Expense and charges reimbursed under modified
      coinsurance agreements                                                       (162,668)               (115,792)
                                                                                -----------              ----------
                                                                                    108,224                  84,934
Interest expense.......................................................               9,508                  10,115
                                                                                -----------              ----------
                                                                                    117,732                  95,049
                                                                                -----------              ----------
Income before income taxes.............................................              19,842                  13,679

Income taxes...........................................................               7,707                   5,602
                                                                                -----------              ----------
Net income.............................................................         $    12,135              $    8,077
                                                                                ===========              ==========

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                             (Dollars in thousands)

                                                                                  For the Six             For the Six
                                                                                 Months Ended            Months Ended
                                                                                 June 30, 2001           June 30, 2000
                                                                                 -------------           -------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES....................         $     165,012           $     33,298

INVESTING ACTIVITIES
Sale, maturity, or repayment of investments:
   Fixed maturities - available for sale...............................               229,916                123,182
   Equity securities...................................................                 6,894                  5,195
   Mortgage loans on real estate.......................................                60,621                  3,281
   Policy loans - net..................................................                    --                  1,732
   Short-term investments - net........................................                    --                 17,880
                                                                                -------------           ------------
                                                                                      297,431                151,270

Acquisition of investments:
   Fixed maturities - available for sale...............................              (658,495)              (100,936)
   Mortgage loans on real estate.......................................              (111,532)                (8,887)
   Policy loans - net..................................................                  (587)                    --
   Short term investments - net........................................               (13,195)                    --
                                                                                -------------           ------------
                                                                                     (783,809)              (109,823)
Net sale (purchase) of property and equipment..........................                    18                 (1,974)
Issuance of reciprocal loan agreement receivables......................                    --                (16,900)
Receipt of repayment of reciprocal loan agreement receivables..........                    --                 16,900
                                                                                -------------           ------------
Net cash (used in) provided by investing activities....................              (486,360)                39,473

FINANCING ACTIVITIES

Proceeds from reciprocal loan agreement borrowings.....................                29,300                177,900
Repayment of reciprocal loan agreement borrowings......................               (29,300)              (137,900)
Proceeds from revolving note payable...................................                 1,400                 54,800
Repayment of revolving note payable....................................                    --                (56,200)
Receipts from annuity and interest sensitive life
   policies credited to account balances...............................               734,162                355,662
Return of account balances on annuity
   and interest sensitive life policies................................               (70,613)               (87,841)
Net reallocations to Separate Accounts.................................              (362,587)              (412,150)
Contribution from parent ..............................................                 7,000                 80,000
                                                                                -------------           ------------
Net cash provided by (used in) financing activities....................               309,362                (25,729)
                                                                                -------------           ------------
Increase (decrease) in cash and cash equivalents.......................               (11,986)                47,042

Cash and cash equivalents at beginning of period.......................               152,880                 76,690
                                                                                -------------           ------------
Cash and cash equivalents at end of period.............................         $     140,894           $    123,732
                                                                                =============           ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest...............................         $       9,475           $     12,649


                             See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                  June 30, 2001

1.  BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, the financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. All adjustments were of a normal recurring nature, unless otherwise noted in Management's Discussion and Analysis and the Notes to Financial Statements. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. These financial statements should be read in conjunction with the financial statements and related footnotes included in the Golden American Life Insurance Company's annual report on Form 10-K for the year ended December 31, 2000.

CONSOLIDATION

The condensed consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden," and with Golden American, collectively, the "Companies"). All significant intercompany accounts and transactions have been eliminated.

ORGANIZATION

Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"). EIC is an indirect wholly owned subsidiary of ING Groep N.V., a global financial services holding company based in The Netherlands.

SIGNIFICANT ACCOUNTING POLICIES

NEW ACCOUNTING STANDARDS. As of January 1, 2001, the Companies adopted FAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended and interpreted by FAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, FAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment of FASB Statement No. 133, and certain FAS No. 133 implementation issues. This standard, as amended, requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the fair values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting.

Adoption of FAS No. 133 did not have a material effect on the Companies' financial position or results of operations given the Companies' limited derivative and embedded derivative holdings.

The Companies chose to elect a transition date of January 1, 1999 for embedded derivatives. Therefore, only those derivatives embedded in hybrid instruments issued, acquired or substantively modified by the entity on or after January 1, 1999 are recognized as separate assets or liabilities. The cumulative effect of the accounting change upon adoption was not material.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. The Companies may from time to time utilize various derivative instruments to manage interest rate and price risk (collectively, market risk). The Companies have appropriate controls in place, and financial exposures are monitored and managed by the Companies as an integral part of their overall risk management program. Derivatives are recognized on the balance sheet at their fair value. The Companies occasionally purchase a financial instrument that contains a derivative instrument that is "embedded" in the instrument. The Companies' insurance products are also reviewed to determine whether they contain an embedded derivative. The Companies assess whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                  June 30, 2001

1.  BASIS OF PRESENTATION (continued)
component of the financial instrument or insurance product (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at fair value. In cases where the host contract is measured at fair value, with changes in fair value reported in current period earnings, or the Companies are unable to reliably identify and measure the embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value and is not designated as a hedging instrument.

PENDING ACCOUNTING STANDARDS. In June 2001, the Financial Accounting
Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations", and No. 142, "Goodwill and Other Intangible Assets", effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. Other intangible assets will continue to be amortized over their useful lives. The Companies are required to adopt the new rules effective January 1, 2002. The Companies are evaluating the impact of the adoption of these standards and have not yet determined the effect of adoption on their financial position and results of operations.

STATUTORY

Net loss for Golden American as determined in accordance with statutory accounting practices was $54,982,000 and $12,235,000 for the six months ended June 30, 2001 and 2000, respectively. Total statutory capital and surplus was $360,926,000 at June 30, 2001 and $406,923,000 at December 31, 2000 The National
Association of Insurance Commissioners has revised the Accounting Practices and Procedures Manual, the guidance that defines statutory accounting principles. The revised manual was effective January 1, 2001, and has been adopted, at least in part, by the States of Delaware and New York, which are the states of domicile for Golden American and First Golden, respectively. The revised manual has resulted in changes to the accounting practices that the Companies use to prepare their statutory-basis financial statements. The impact of these changes to the Companies' statutory-basis capital and surplus as of January 1, 2001 was not significant.

RECLASSIFICATIONS

Certain amounts in the prior period financial statements have been reclassified to conform to the June 30, 2001 financial statement presentation.

2.  COMPREHENSIVE INCOME

Comprehensive income includes all changes in stockholder's equity during a period except those resulting from investments by and distributions to the stockholder. During the second quarters of 2001 and 2000, total comprehensive income for the Companies amounted to $2.7 million and $6.4 million, respectively, and $17.4 million and $7.0 million for the six months ended June 30, 2001 and 2000, respectively. Other comprehensive income excludes net investment losses included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $883,000 and $120,000 during the second quarters of 2001 and 2000, respectively, and $185,000 and $588,000 for the six months ended June 30, 2001 and 2000, respectively. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments for the value of purchased insurance in force and deferred policy acquisition costs totaling $1,736,000 and $(1,200,000) for the second quarters of 2001 and 2000, respectively, and $(104,000) and $(2,041,000) for the six months ended June 30, 2001 and 2000, respectively.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

3.  INVESTMENTS

Investment Valuation Analysis: The Companies analyze the investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when impairment in value appears to be other than temporary. During the first quarter of 2001, Golden American determined that the carrying value of three bonds exceeded their estimated net realizable value. As a result, during the six months ended June 30, 2001, Golden American recognized a total pre-tax loss of $679,000 to reduce the carrying value of the bonds to their combined net realizable value of $365,000.

4.  DERIVATIVE INSTRUMENTS

The Companies may from time to time utilize various derivative instruments to manage interest rate and price risk (collectively, market risk). The Companies have appropriate controls in place, and financial exposures are monitored and managed by the Companies as an integral part of their overall risk management program. Derivatives are recognized on the balance sheet at their fair value. At June 30, 2001, the Companies did not utilize any such derivatives. The estimated fair values and carrying amounts of the Companies' embedded derivatives at June 30, 2001 were $0, net of reinsurance. The estimated fair values and carrying amounts of the embedded derivatives on a direct basis, before reinsurance, were $1.1 million.

The fair value of these instruments was estimated based on quoted market prices, dealer quotations or internal estimates.

5.  RELATED PARTY TRANSACTIONS

Operating Agreements: Directed Services, Inc. ("DSI"), an affiliate, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Companies. DSI is authorized to enter into agreements with broker/dealers to distribute the Companies' variable insurance products and appoint representatives of the broker/dealers as agents. The Companies paid commissions to DSI totaling $52,514,000 and $108,398,000 in the second quarter and the first six months of 2001, respectively ($53,398,000 and $109,252,000, respectively, for the same periods of 2000).

Golden American provides certain managerial and supervisory services to DSI. The fee paid by DSI for these services is calculated as a percentage of average assets in the variable separate accounts. For the second quarter and six months ended June 30, 2001, the fee was $5,831,000 and $11,533,000, respectively ($4,740,000 and $9,058,000, respectively, for the same periods of 2000).

The Companies have an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Companies record a fee based on the value of the assets managed by ING IM. The fee is payable quarterly. For the second quarter and the first six months of 2001, the Companies incurred fees of $858,000 and $1,701,000, respectively, under this agreement ($616,000 and $1,274,000, respectively, for the same periods of 2000).

Golden American has a guaranty agreement with Equitable Life Insurance Company of Iowa ("Equitable Life"), an affiliate. In consideration of an annual fee, payable June 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not, and nothing contained therein or done pursuant thereto by Equitable Life shall be deemed to constitute, a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness, or liability, of any kind or character whatsoever, of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

5.  RELATED PARTY TRANSACTIONS  (continued)
variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. On June 30, 2001 and 2000, Golden American incurred a fee of $12,000 and $7,000, respectively, under this agreement.

Golden American provides certain advisory, computer, and other resources and services to Equitable Life. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $1,360,000 and $2,719,000 for the second quarter and six months ended June 30, 2001, respectively ($1,708,000 and $3,276,000, respectively, for the same periods of 2000).

The Companies have a service agreement with Equitable Life in which Equitable Life provides administrative and financial related services. Under this agreement, the Companies incurred expenses of $77,000 and $152,000 for the second quarter and six months ended June 30, 2001, respectively ($355,000 and $667,000, respectively, for the same periods in 2000).

First Golden provides resources and services to DSI. Revenues for these services, which reduced general expenses incurred by First Golden, totaled $8,000 and $134,000 for the second quarter and six months ended June 30, 2001, respectively ($56,000 and $108,000, respectively, for the same periods in 2000).

Golden American provides resources and services to ING Mutual Funds Management Co., LLC, an affiliate. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $430,000 and $478,000 for the second quarter and six months ended June 30, 2001, respectively ($165,000 and $270,000, respectively, for the same periods in 2000).

Golden American provides resources and services to United Life & Annuity Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $97,000 and $199,000 for the second quarter and six months ended June 30, 2001, respectively ($149,000 and 318,000, respectively, for the same periods in 2000).

The Companies provide resources and services to Security Life of Denver Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by the Companies, totaled $79,000 and $133,000 for the second quarter and six months ended June 30, 2001, respectively ($56,000 and $108,000, respectively, for the same periods in 2000).

The Companies provide resources and services to Southland Life Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by the Companies, totaled $34,000 and $63,000 for the second quarter and six months ended June 30, 2001, respectively ($26,000 and $52,000, respectively, for the same periods in 2000).

For the second quarter of 2001, the Companies received premiums, net of reinsurance, for variable products sold through eight affiliates, Locust Street Securities, Inc. ("LSSI"), Vestax Securities Corporation ("Vestax"), DSI, Multi-Financial Securities Corporation ("Multi-Financial"), IFG Network Securities, Inc. ("IFG"), Washington Square Securities, Inc. ("Washington Square"), PrimeVest Financial ("PrimeVest"), and Compulife Investor Services, Inc. ("Compulife") of $28,500,000, $9,100,000, $200,000, $5,900,000, $3,900,000,
$21,600,000, $7,900,000 and $2,200,000, respectively ($9,500,000, $6,900,000,
$100,000, $2,800,000, $1,500,000, $0, $0, and $0, respectively, for the same period of 2000). For the first six months of 2001, the Companies received premiums, net of reinsurance for variable products sold through eight affiliates, LSSI, Vestax, DSI, Multi-Financial, IFG, Washington Square, PrimeVest, and Compulife of $37,900,000, $12,900,000, $400,000, $9,000,000,
$5,500,000, $28,900,000, $11,000,000, and $3,700,000, respectively ($67,000,000,
$28,300,000, $800,000, $21,100,000, $8,300,000, $0, $0, and $0, respectively, for the same period of 2000).

For the second quarter and six months ended June 30, 2001, First Golden received premiums for fixed annuities products sold through Washington Square. of approximately $450,000 and $550,000, respectively.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

5.  RELATED PARTY TRANSACTIONS  (continued)
Modified Coinsurance Agreement: On June 30, 2000, effective January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued after January 1, 2000, excluding those with an interest rate guarantee. The financial statements are presented net of the effects of the agreement.

Under this agreement, Golden American received a net reimbursement of expenses and charges of $50.2 million and $160.9 million for the second quarter and the six months ended June 30, 2001, respectively ($111.8 million for the second quarter and the six months ended June 30, 2000). This was offset by a decrease in deferred acquisition costs of $52.7 million and $160.8 million, respectively, for the same periods ($109.3 million during the second quarter and the first six months in 2000). At June 30, 2001, Golden American had a payable to Equitable Life of $10.0 million due to the timing of the cash settlement for the modified coinsurance agreement. As at December 31, 2000, Golden American had a payable of $16.3 million under the agreement.

Reinsurance Agreement Covering Minimum Guaranteed Benefits: On December 28, 2000, Golden American entered into a reinsurance agreement with Security Life of Denver International Limited, an affiliate, covering minimum guaranteed death benefits and minimum guaranteed living benefits of variable annuities issued after January 1, 2000. An irrevocable letter of credit was obtained through Bank of New York in the amount of $25.0 million related to this agreement. Under this agreement, Golden American recorded a reinsurance recoverable of $21.4 million and $14.6 million at June 30, 2001 and December 31, 2000, respectively.

Reciprocal Loan Agreement: Golden American maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. ("ING AIH"), a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which became effective January 1, 1998 and expires December 31, 2007, Golden American and ING AIH can borrow up to $65,000,000 from one another. Prior to lending funds to ING AIH, Golden American must obtain the approval of the Department of Insurance of the State of Delaware. Interest on any Golden American borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, Golden American incurred interest expense of $0 and $254,000 for the second quarters of 2001 and 2000, respectively, and $25,000 and $336,000 for the six months ended June 30, 2001 and 2000, respectively. At June 30, 2001, Golden American did not have any borrowings or receivables from ING AIH under this agreement.

Surplus Notes: On December 30, 1999, Golden American issued an 8.179% surplus note in the amount of $50,000,000 to Equitable Life. The note matures on December 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,020,000 and $1,022,000 for the second quarters of 2001 and 2000, respectively, and $2,028,000 and $2,056,000 for the six months ended June 30, 2001 and 2000, respectively.

On December 8, 1999, Golden American issued a 7.979% surplus note in the amount of $35,000,000 to First Columbine Life Insurance Company ("First Columbine"), an affiliate. The note matures on December 7, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $696,000 and $698,000 for the seconds quarters of 2001 and 2000, respectively, and $1,385,000 and $1,575,000 for the first six months of 2001 and 2000, respectively.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

5.  RELATED PARTY TRANSACTIONS  (continued)
On September 30, 1999, Golden American issued a 7.75% surplus note in the amount of $75,000,000 to ING AIH. The note matures on September 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,449,000 and $1,453,000 for the second quarters of 2001 and 2000, respectively, and $2,882,000 and $2,906,000 for the first six months of 2001 and 2000, respectively.

On December 30, 1999, ING AIH assigned the note to Equitable Life. On December 30, 1998, Golden American issued a 7.25% surplus note in the amount of $60,000,000 to Equitable Life. The note matures on December 29, 2028. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,085,000 and $1,087,000 for the second quarters of 2001 and 2000, respectively, and $2,157,000 and $2,175,000 for the first six months of 2001 and 2000, respectively.

On December 17, 1996, Golden American issued an 8.25% surplus note in the amount of $25,000,000 to Equitable of Iowa Companies. The note matures on December 17, 2026. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made is subject to the prior approval of the Delaware Insurance Commissioner. Golden American incurred interest totaling $515,000 for the second quarters of 2001 and 2000, respectively, and $1,031,000 for the first six months of 2001 and 2000, respectively.

Stockholder's Equity: During the second quarter and the first six months of 2001, Golden American received capital contributions from its Parent of $7,000,000 ($0 and $80,000,000, respectively, for the same periods in 2000).

6.  COMMITMENTS AND CONTINGENCIES

Reinsurance: At June 30, 2001, the Companies had reinsurance treaties with five unaffiliated reinsurers and three affiliated reinsurers covering a significant portion of the minimum guaranteed death and living benefits under its variable contracts as of June 30, 2001. Golden American remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements.

At June 30, 2001 and December 31, 2000, the Companies had net receivables of $43,375,000 and $33,973,000, respectively, for reinsurance claims, reserve credits, or other receivables from these reinsurers. These net receivables were comprised of $1,350,000 and $1,820,000, respectively, for claims recoverable from reinsurers, $2,546,000 and $4,007,000, respectively, for a payable for reinsurance premiums, $21,400,000 and $14,642,000, respectively, for reserve credits, and $23,171,000 and $21,518,000, respectively, for a receivable from an unaffiliated reinsurer. Included in the accompanying financial statements are net considerations to reinsurers of $5,962,000 for the second quarter of 2001 and $12,618,000 for the first six months of 2001 compared to $5,271,000 and $7,908,000 for the same periods in 2000. Also included in the accompanying financial statements are net policy benefits of $1,834,000 for the second quarter of 2001 and $11,777,000 for the first six months of 2001 compared to $1,278,000 and $1,835,000 for the same period in 2000.

On June 30, 2000, effective January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued after January 1, 2000, excluding those with an interest rate guarantee. At June 30, 2001, Golden American had received a total settlement of $160.9 million under this agreement pertaining to 2001. The carrying value of the separate account liabilities covered under this agreement represent 25.0% of total

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

6. COMMITMENTS AND CONTINGENCIES (continued) separate account liabilities outstanding at June 30, 2001. Golden American remains liable to the extent Equitable Life does not meet its obligations under the agreement. The accompanying financial statements are presented net of the effects of the agreement.

On December 28, 2000, Golden American entered into a reinsurance agreement with Security Life of Denver International Limited, an affiliate, covering minimum guaranteed death benefits and minimum guaranteed living benefits of variable annuities issued January 1, 2000. An irrevocable letter of credit was obtained through Bank of New York in the amount of $25,000,000 related to this agreement.

On December 29, 2000, First Golden entered into a reinsurance treaty with London Life Reinsurance Company of Pennsylvania, an unaffiliated reinsurer, covering the minimum guaranteed death benefits of First Golden's variable annuities issued after January 1, 2000.

Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty.

Investment Commitments: At June 30, 2001, outstanding commitments to fund mortgage loans totaled $65,620,000. There were no outstanding commitments to fund mortgage loans at December 31, 2000.

Guaranty Fund Assessments: Assessments are levied on the Companies by life and health guaranty associations in most states in which the Companies are licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially offset through a reduction in future premium taxes. The Companies cannot predict whether and to what extent legislative initiatives may affect the right to offset. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums as well as its potential for premium tax offset. The Companies have established an undiscounted reserve to cover such assessments, review information regarding known failures, and revise estimates of future guaranty fund assessments. The Companies charged to expense $1,000 in guaranteed fund assessments in the second quarter of 2001 and $2,000 for the first six months of 2001 compared to $1,000 and $2,000 for the same periods in 2000. At June 30, 2001 and December 31, 2000, the Companies have an undiscounted reserve of $2,430,000 to cover future assessments (net of related anticipated premium tax offsets) and have established an asset totaling $691,000 and $733,000, respectively, for assessments paid which may be recoverable through future premium tax offsets. The Companies believe this reserve is sufficient to cover expected future guaranty fund assessments based upon previous premiums and known insolvencies at this time.

Litigation: The Companies, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits and arbitrations. In some class action and other actions involving insurers, substantial damages have been sought and/or material settlement or award payments have been made. The Companies currently believe no pending or threatened lawsuits or actions exist that are reasonably likely to have a material adverse impact on the Companies.

Vulnerability from Concentrations: The Companies have various concentrations in the investment portfolio. As of June 30, 2001, the Companies had one investment (other than bonds issued by agencies of the United States government) exceeding ten percent of stockholder's equity. The Companies' asset growth, net investment income, and cash flow are primarily generated from the sale of variable and fixed insurance products and associated future policy benefits and separate account liabilities. Substantial changes in tax laws that would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns, which may result in higher lapse experience than assumed, could cause a severe impact on the Companies' financial condition. One broker/dealer generated 10% of the Companies' net sales during the second quarter of 2001 (24% by two broker/dealers in the same period of 2000). One broker/dealer generated 10% of the Companies' net sales during the first six months of 2001 (12% by one broker/dealer in the same period of 2000). The Premium Plus product generated 54% and 52% of the Companies' sales during

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

6. COMMITMENTS AND CONTINGENCIES (continued) the second quarter of 2001 and the first six months of 2001 (74% and 75% in the same periods of 2000). The Guarantee product, introduced in the fourth quarter of 2000, generated 13% and 18% of the Companies' sales during the second quarter and the first six months of 2001. The ES II product generated 19% and 16% of the Companies' sales during the second and the first six months of 2001 (12% and 11% in the same periods of 2000).

Revolving Note Payable: To enhance short-term liquidity, the Companies established revolving notes payable with SunTrust Bank, Atlanta (the "Bank"). These revolving notes payable were amended and restated in April 2001 with an expiration date of May 31, 2002. The note was approved by the Boards of Directors of Golden American and First Golden on August 5, 1998 and September 29, 1998, respectively. The total amount the Companies may have outstanding is $85,000,000, of which Golden American and First Golden have individual credit sublimits of $75,000,000 and $10,000,000, respectively. The notes accrue interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.225% or (2) a rate quoted by the Bank to the Companies for the advance. The terms of the agreement require the Companies to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. During the second quarters ended June 30, 2001 and 2000, the Companies incurred interest expense of $0 and $8,000, respectively. During the six months ended June 30, 2001 and 2000, the Companies incurred interest expense of $1,000 and $36,000, respectively. At June 30, 2001 and December 31, 2000, the Companies had borrowings of $1,400,000 and $0, respectively, under these agreements.

                      PART C -- OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS

(a) (1) All financial statements are included in the Prospectus or the Statement of Additional Information as indicated therein
    (2) Schedules I, III and IV follow. All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are omitted because they are not applicable or because the information is included elsewhere in the consolidated financial statements or notes thereto.


                                                             SCHEDULE I
                                                       SUMMARY OF INVESTMENTS
                                              OTHER THAN INVESTMENTS IN RELATED PARTIES
                                                       (Dollars in thousands)



                                                                                                                      BALANCE
                                                                                                                        SHEET
   DECEMBER 31, 2000                                                                     COST(1)        VALUE          AMOUNT
------------------------------------------------------------------------------------------------------------------------------
   TYPE OF INVESTMENT
   Fixed maturities, available for sale:
    Bonds:
      United States government and governmental agencies and
        authorities.........................................................            $18,607       $19,171          $19,171
      Public utilities......................................................             54,132        52,826           52,826
      Corporate securities..................................................            355,890       349,202          349,202
      Other asset-backed securities.........................................            223,787       224,122          224,122
      Mortgage-backed securities............................................            146,335       147,257          147,257
                                                                                  --------------------------------------------
      Total fixed maturities, available for sale............................            798,751       792,578          792,578

   Equity securities:
      Common stocks: industrial, miscellaneous, and all other...............              8,611         6,791            6,791

   Mortgage loans on real estate.........................................                99,916                         99,916
   Policy loans..........................................................                13,323                         13,323
   Short-term investments................................................               106,775                        106,775
                                                                                  ---------------                -------------
   Total investments.....................................................            $1,027,376                     $1,019,383
                                                                                  ===============                =============

Note 1: Cost is defined as original cost for common stocks, amortized cost for bonds and short-term investments, and unpaid principal for policy loans and mortgage loans on real estate, adjusted for amortization of premiums and accrual of discounts.



                                                            SCHEDULE III
                                                 SUPPLEMENTARY INSURANCE INFORMATION
                                                       (Dollars in thousands)


COLUMN A        COLUMN B     COLUMN C     COLUMN D    COLUMN E   COLUMN F   COLUMN G    COLUMN H    COLUMN I    COLUMN J   COLUMN K
------------------------------------------------------------------------------------------------------------------------------------
                                 FUTURE
                                 POLICY                                                             AMORTIZA-
                              BENEFITS,                   OTHER                           BENEFITS    TION OF
                                LOSSES,                  POLICY                            CLAIMS,   DEFERRED
                 DEFERRED        CLAIMS                  CLAIMS  INSURANCE                  LOSSES     POLICY
                   POLICY           AND    UNEARNED         AND   PREMIUMS        NET          AND     ACQUI-       OTHER
              ACQUISITION          LOSS     REVENUE    BENEFITS        AND INVESTMENT  SETTLEMENT      SITION   OPERATING   PREMIUMS
SEGMENT             COSTS      EXPENSES     RESERVE     PAYABLE    CHARGES     INCOME     EXPENSES      COSTS   EXPENSES*    WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000:

Life insurance    $635,147   $1,062,891      $6,817         $82   $144,877    $64,140     $200,031    $55,154    $143,300        --

YEAR ENDED DECEMBER 31, 1999:

Life insurance     528,957    1,033,701       6,300           8     82,935     59,169      182,221     33,119     (83,827)       --

YEAR ENDED DECEMBER 31, 1998:

Life insurance     204,979      881,112       3,840          --     39,119     42,485       96,968      5,148     (26,406)       --



*    This includes policy  acquisition  costs deferred for first year commissions and interest  bonuses,  premium credit,  and other expenses related to the production of new business. The costs related to first year interest bonuses and the premium credit are included in benefits claims, losses, and settlement expenses.





                                                             SCHEDULE IV
                                                             REINSURANCE


COLUMN A                                             COLUMN B        COLUMN C        COLUMN D         COLUMN E        COLUMN F
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    PERCENTAGE
                                                                     CEDED TO         ASSUMED                        OF AMOUNT
                                                        GROSS           OTHER      FROM OTHER              NET         ASSUMED
                                                       AMOUNT       COMPANIES       COMPANIES           AMOUNT          TO NET
--------------------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 2000:
    Life insurance in force.................     $196,334,000    $105,334,000              --      $91,000,000              --
                                                ================================================================================

At December 31, 1999:
    Life insurance in force.................     $225,000,000    $119,575,000              --     $105,425,000              --
                                                ================================================================================

AT DECEMBER 31, 1998:
    Life insurance in force.................     $181,456,000    $111,552,000              --      $69,904,000              --
                                                ================================================================================




EXHIBITS

 (b) (1) Resolution of the board of directors of Depositor authorizing the establishment of the Registrant (1)

    (2)  N/A

    (3)  (a)  Distribution Agreement between the Depositor and
               Directed Services, Inc. (1)
         (b)  Dealers Agreement (1)
         (c)  Organizational Agreement (1)
         (d)  Assignment Agreement for Organizational Agreement (1)

    (4)  (a)  Form of Individual Deferred Combination Variable and Fixed
               Annuity Contract (8)
         (b) Form of Group Deferred Combination Variable and Fixed Annuity Contract (8)
         (c)  Form of Individual Deferred Variable Annuity Contract (8)
         (d) Form of Deferred Combination Variable and Fixed Annuity Certificate (8)
         (e)  Individual Retirement Annuity Rider Page (1)
         (f)  ROTH Individual Retirement Annuity Rider (2)
         (g)  Minimum Guaranteed Accumulation Benefit Rider (10)
         (h)  Minimum Guaranteed Income Benefit Rider (10)
         (i)  Minimum Guaranteed Withdrawal Benefit Rider (10)
         (j)  Earnings Enhancement Death Benefit Rider(10)

    (5)  (a)  Individual Deferred Combination Variable and Fixed Annuity
               Application (5)
         (b) Group Deferred Combination Variable and Fixed Annuity Enrollment Form (5)
         (c)  Individual Deferred Variable Annuity Application (5)

    (6)  (a)  Certificate of Amendment of the Restated Articles of
               Incorporation of Golden American, dated (03/01/95) (4)
         (b)  By-Laws of Golden American, dated (01/07/94) (4)
         (c) Resolution of the board of directors for Powers of Attorney, dated (04/23/99) (4)

    (7)  Not applicable

    (8)  (a)  Participation Agreement between Golden American and Warburg
               Pincus Trust (4)
         (b) Participation Agreement between Golden American and PIMCO Variable Insurance Trust (4)
         (c)  Administrative Services Agreement between Golden American and Equitable Life Insurance Company of Iowa  (3)
         (d)  Service Agreement between Golden American and Directed
               Services, Inc. (3)
         (e)  Asset Management Agreement between Golden American and
               ING Investment Management LLC (4)
         (f)  Reciprocal Loan Agreement between Golden American and
               ING America Insurance Holdings, Inc. (4)
         (g)  Revolving Note Payable between Golden American and
               SunTrust Bank (4)
         (h) Surplus Note, dated 12/17/96, between Golden American and Equitable of Iowa Companies (6)
         (i)  Surplus Note, dated 12/30/98, between Golden American and Equitable Life Insurance Company of Iowa (6)
         (j)  Surplus Note, dated 09/30/99, between Golden American and ING AIH (6)
         (k)  Surplus Note, dated 12/08/99, between Golden American and First Columbine Life Insurance Company (5)
         (l)  Surplus Note, dated, 12/30/99, between Golden American and Equitable Life Insurance Company of Iowa (5)
         (m)  Participation Agreement between Golden American and
               Prudential Series Fund, Inc. (6)
         (n)  Participation Agreement between Golden American and
               ING Variable Insurance Trust (6)
         (o) Amendment to the Participation Agreement between Golden American and Prudential Series Fund, Inc. (9)
         (p)  Reinsurance Agreement, dated 06/30/00, between Golden
               American and Equitable Life Insurance Company of Iowa (7)
         (q) Renewal of Revolving Note Payable between Golden American and SunTrust Bank as of April 30, 2001 and expiring
                May 31, 2002
         (r) Reinsurance Agreement, effective 01/01/00, between Golden American and Security Life of Denver International Limited
         (s) Letter of Credit between Security Life of Denver International Limited and The Bank of New York for the benefit of Golden American (10)
         (t) Form of Participation Agreement between Golden American and Pilgrim Variable Products Trust (10)
         (u) Form of Participation Agreement between Golden American and ProFunds (10)

    (9)  Opinion and Consent of Myles R. Tashman

    (10) (a)  Consent of Sutherland, Asbill & Brennan LLP
         (b)  Consent of Ernst & Young LLP, Independent Auditors
         (c) Consent of Myles R. Tashman, incorporated in Item 9 of this Part C, together with the Opinion of Myles R. Tashman.

    (11) Not applicable

    (12) Not applicable

    (13) Schedule of Performance Data (10)

    (14) Not applicable

    (15) Powers of Attorney

    (16) Subsidiaries of ING Groep N.V. (10)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on September 24, 1997 (File Nos. 333-28679, 811-5626).

(2) Incorporated herein by reference to Post-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on February 12, 1998 (File Nos. 333-28679, 811-5626)

(3) Incorporated herein by reference to Post-Effective Amendment No. 2 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 30, 1998 (File Nos. 333-28679, 811-5626)

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 333-28679, 811-5626)

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on January 27, 2000 (File Nos. 333-28679, 811-5626)

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 26, 2000 (File Nos. 333-28679, 811-5626)

(7) Incorporated herein by reference to Post-Effective Amendment No. 6 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on September 13, 2000 (File Nos. 333-28679, 811-5626)

(8) Incorporated herein by reference to Post-Effective Amendment No. 7 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 2, 2000 (File Nos. 333-28679, 811-5626)

(9) Incorporated herein by reference to Post-Effective Amendment No. 9 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on December 15, 2000 (File Nos. 333-28679, 811-5626)

(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001 (File Nos. 333-28679, 811-5626)

ITEM 25:  DIRECTORS AND OFFICERS OF THE DEPOSITOR

                           Principal                  Position(s)
Name                    Business Address              with Depositor
----                    ----------------              --------------
Robert C. Salipante     ReliaStar Financial Corp.     Director and Chief
                        20 Washington Avenue South    Executive Officer
                        Minneapolis, MN  55402

Chris D. Schreier       ReliaStar Financial Corp.     President
                        20 Washington Avenue South
                        Minneapolis, MN  55402

Barnett Chernow         Golden American Life Ins. Co. President and
                        1475 Dunwoody Drive           CEO, Investment
                        West Chester, PA  19380       Products Group

Thomas J. McInerney     ING Aetna Financial Services  Director
                        151 Farmington Avenue
                        Hartford, CT  06156

Mark A. Tullis          ING Insurance Operations      Director
                        5780 Powers Ferry Road
                        Atlanta, GA  30327-4390

Phillip R. Lowery       ING Insurance Operations      Director
                        5780 Powers Ferry Road
                        Atlanta, GA  30327-4390

Wayne R. Huneke         ING Insurance Operations      Director and Chief
                        5780 Powers Ferry Road        Financial Officer
                        Atlanta, GA  30327-4390

Myles R. Tashman        Golden American Life Ins. Co. Executive Vice President,
                        1475 Dunwoody Drive           General Counsel and
                        West Chester, PA  19380       Assistant Secretary

James R. McInnis        Golden American Life Ins. Co. Executive Vice President
                        1475 Dunwoody Drive           and Chief Marketing
                        West Chester, PA  19380       Officer

Stephen J. Preston      Golden American Life Ins. Co. Executive Vice President
                        1475 Dunwoody Drive           and Chief Actuary
                        West Chester, PA  19380

Steven G. Mandel        Golden American Life Ins. Co. Senior Vice President and
                        1475 Dunwoody Drive           Chief Information Officer
                        West Chester, PA  19380

E. Robert Koster        Golden American Life Ins. Co. Senior Vice President
                        1475 Dunwoody Drive
                        West Chester, PA  19380

David L. Jacobson       Golden American Life Ins. Co. Senior Vice President and
                        1475 Dunwoody Drive           Chief Compliance Officer
                        West Chester, PA  19380

William L. Lowe         Equitable of Iowa Companies   Senior Vice President,
                        909 Locust Street             Sales & Marketing
                        Des Moines, IA  50309

Gary F. Haynes          Golden American Life Ins. Co. Senior Vice President
                        1475 Dunwoody Drive           Operations
                        West Chester, PA  19380

David S. Pendergrass    ING Insurance Operations      Vice President and
                        5780 Powers Ferry Road        Treasurer
                        Atlanta, GA  30327-4390

Paula Cludray-Engelke   ReliaStar Financial Corp.     Secretary
                        20 Washington Avenue South
                        Minneapolis, MN  55402

ITEM 26: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor owns 100% of the stock of a New York company, First Golden American Life Insurance Company of New York ("First Golden"). The primary purpose for the formation of First Golden is to offer variable products in the state of New York.

The following persons control or are under common control with the Depositor:

DIRECTED SERVICES, INC. ("DSI") This corporation is a general business corporation organized under the laws of the State of New York, and is wholly owned by ING Groep N.V. ("ING"). The primary purpose of DSI is to act as a broker-dealer in securities. It acts as the principal underwriter and distributor of variable insurance products including variable annuities as required by the SEC. The contracts are issued by the Depositor. DSI also has the power to carry on a general financial, securities, distribution, advisory or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation. DSI is also registered with the SEC as an investment adviser.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding stock is owned and controlled by ING. Various companies and other entities controlled by ING may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organizational chart.

The subsidiaries of ING, as of February 28, 2001,are Incorporated herein by reference to Post-Effective Amendment No. 10 to a Registration Statementon Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001 (File Nos. 333-28679, 811-5626)

Item 27:  Number of Contract Owners

As of August 31, 2001, there are 68,635 qualified contract owners and 86,951 non-qualified contract owners in Golden American's Separate Account B.

ITEM 28: INDEMNIFICATION

Golden American shall indemnify (including therein the prepayment of expenses) any person who is or was a director, officer or employee, or who is or was serving at the request of Golden American as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise for expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him with respect to any threatened, pending or completed action, suit or proceedings against him by reason of the fact that he is or was such a director, officer or employee to the extent and in the manner permitted by law.

Golden American may also, to the extent permitted by law, indemnify any other person who is or was serving Golden American in any capacity. The Board of Directors shall have the power and authority to determine who may be indemnified under this paragraph and to what extent (not to exceed the extent provided in the above paragraph) any such person may be indemnified.

Golden American or its parents may purchase and maintain insurance on behalf of any such person or persons to be indemnified under the provision in the above paragraphs, against any such liability to the extent permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 29: PRINCIPAL UNDERWRITER

(a) At present, DSI, the Registrant's Distributor, also serves as principal underwriter for all contracts issued by Golden American. DSI is the principal underwriter for Separate Account A of Golden American, Separate Account B of Golden American, Alger Separate Account A of Golden American, Separate Account NY-B of First Golden, Separate Account A for Equitable Life Insurance Company of Iowa and The GCG Trust.

(b) The following information is furnished with respect to the principal officers and directors of Directed Services, Inc., the Registrant's Distributor. The principal business address for each officer and director following is 1475 Dunwoody Drive, West Chester, PA 19380-1478, unless otherwise noted.

Name and Principal             Positions and Offices
Business Address               with Underwriter
-------------------            ---------------------

James R. McInnis               President

Barnett Chernow                Director and Executive Vice President

Myles R. Tashman               Director, Executive Vice President,
                               Secretary and General Counsel

Stephen J. Preston             Executive Vice President

David S. Pendergrass           Vice President and Treasurer
ING Insurance Operations
5780 Powers Ferry Road
Atlanta, GA  30327-4390

David L. Jacobson              Senior Vice President

(c)
             2000 Net
Name of      Underwriting   Compensation
Principal    Discounts and       on       Brokerage
Underwriter  Commissions    Redemption  Commissions Compensation
-----------  ------------   ------------- ----------  -----------
DSI          $208,883,000       $0          $0           $0

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS

Accounts and records are maintained by Golden American Life Insurance Company at 1475 Dunwoody Drive, West Chester, PA 19380 and by Equitable Life Insurance Company of Iowa, an affiliate, at 909 Locust Street, Des Moines, IA 50309.

ITEM 31: MANAGEMENT SERVICES

None.

ITEM 32: UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as it is necessary to ensure that the audited financial statements in the registration statement are never more that 16 months old so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and,

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


REPRESENTATIONS

1. The account meets definition of a "separate account" under federal securities laws.

2. Golden American Life Insurance Company hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                             SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of West Chester and Commonwealth of Pennsylvania on this 28th day of September, 2001.


                                     SEPARATE ACCOUNT B
                                      (Registrant)

                                By:  GOLDEN AMERICAN LIFE
                                     INSURANCE COMPANY
                                     (Depositor)

                                By:
                                     --------------------
                                     Robert C. Salipante*
                                     Chief Executive Officer

Attest: /s/ Linda E. Senker
        ------------------------
         Linda E. Senker
         Vice President and Associate General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on September 28, 2001.

Signature                     Title
---------                     -----

                              Director and Chief Executive
--------------------          Officer of Depositor
Robert C. Salipante*



                              Director, Senior Vice President
--------------------          and Chief Financial Officer
Wayne R. Huneke*


                DIRECTORS OF DEPOSITOR


----------------------
Robert C. Salipante*


----------------------
Thomas J. McInerney*


----------------------
Wayne R. Huneke*


----------------------
Mark A. Tullis*


----------------------
Phillip R. Lowery*


Attest: /s/ Linda E. Senker
        ------------------------
         Linda E. Senker
         Vice President and Associate General Counsel

*Executed by Linda E. Senker on behalf of those indicated pursuant to Power of Attorney.

                                  EXHIBIT INDEX

ITEM      EXHIBIT                                                PAGE #
----      -------                                                ------
8(q)      Renewal of Revolving Note Payable between Golden       EX-99.B8Q
          American and SunTrust Bank dated 04/30/01

9         Opinion and Consent of Myles R. Tashman                EX-99.B9

10(a)     Consent of Sutherland, Asbill & Brennan LLP            EX-99.B10A

10(b)     Consent of Ernst & Young LLP, Independent Auditors     EX-99.B10B

15        Powers of Attorney                                     EX-99.B15